UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2020

CONYERS PARK II ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38990 (Commission File Number)	83-4629508 (I.R.S. Employer Identification No.)

999 Vanderbilt Beach Rd., Suite 601 Naples, FL		34108
(Address of principal executive offices)		(Zip Code)

(212) 429-2211

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fourth of one redeemable warrant	CPAAU	The NASDAQ Stock Market LLC
Share of Class A common stock included as part of the units	CPAA	The NASDAQ Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	CPAAW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

As previously disclosed, on September 7, 2020, Conyers Park II Acquisition Corp., a Delaware corporation (“Conyers Park” or the “Company”), entered into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among Conyers Park, CP II Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Conyers Park (“Merger Sub”), Advantage Solutions Inc., a Delaware corporation (“Advantage”), and Karman Topco L.P., a Delaware limited partnership, pursuant to which Merger Sub will merge with and into Advantage, with Advantage being the surviving entity in the merger and becoming a subsidiary of Conyers Park (the “Merger”).

On October 23, 2020, Advantage Sales & Marketing Inc., an indirect subsidiary of Advantage, priced its previously disclosed new secured first lien term loan credit facility and new asset-based revolving credit facility (collectively, the “New Senior Secured Credit Facilities”) and senior secured notes due 2028 (the “Senior Secured Notes”). The Senior Secured Notes are being offered and sold only to persons reasonably believed to be qualified institutional buyers in an unregistered offering pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in transactions outside the United States in compliance with Regulation S under the Securities Act. The material pricing terms of the New Senior Secured Credit Facilities and Senior Secured Notes are incorporated by reference herein and filed herewith as Exhibit 99.1. The closing of the New Senior Secured Credit Facilities and Senior Secured Notes is expected to close substantially concurrently with or prior to the closing of the Merger, subject to customary closing conditions. There can be no assurance that the closing of the New Senior Secured Credit Facilities or the Senior Secured Notes will be consummated on this timeline or at all.

Additional Information

Conyers Park filed a definitive proxy statement with the SEC relating to the proposed business combination with Advantage, which has been mailed to its stockholders. This Current Report does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. Conyers Park’s stockholders and other interested persons are advised to read the definitive proxy statement and other documents filed in connection with the proposed business combination, as these materials contain important information about Advantage, Conyers Park and the proposed business combination. The definitive proxy statement and other relevant materials for the proposed business combination have been mailed to stockholders of Conyers Park as of October 6, 2020. Stockholders may also obtain copies of the definitive proxy statement and other documents filed with the SEC, without charge, at the SEC’s website at www.sec.gov, or by directing a request to: Conyers Park II Acquisition Corp., 999 Vanderbilt Beach Road, Suite 601, Naples, Florida 34108.

Participants in the Solicitation

Conyers Park and its directors and executive officers may be deemed participants in the solicitation of proxies from Conyers Park’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in Conyers Park is contained in the definitive proxy statement, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Conyers Park II Acquisition Corp., 999 Vanderbilt Beach Road, Suite 601, Naples, Florida 34108.

Advantage and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Conyers Park in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination is included in the definitive proxy statement for the proposed business combination.

Forward Looking Statements

Certain statements in this Current Report may be considered forward-looking statements. Forward-looking statements generally relate to future events or Conyers Park’s or the Company’s future financial or operating performance, such as statements regarding the expected benefits of the proposed business combination, the timing and financing of the business combination, and expected future operating results. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Conyers Park and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the business combination; (2) the outcome of any legal proceedings that may be instituted against Conyers Park, the combined company or others following the announcement of the business combination and any definitive agreements with respect thereto; (3) the inability to complete the Business combination due to the failure to obtain approval of the stockholders of Conyers Park, to obtain financing to complete the Business combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; (5) the ability to meet stock exchange listing standards following the consummation of the business combination; (6) the risk that the business combination disrupt current plans and operations of the Company as a result of the announcement and consummation of the business combination; (7) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the business combination; (9) changes in applicable laws or regulations; (10) the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the Company’s estimates of expenses and profitability; and (12) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Conyers Park’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and other filings with the Securities and Exchange Commission (the “SEC”).

Disclaimer

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction in contravention of applicable law. Any offering of Senior Secured Notes or other debt securities will be offered in a private placement to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act, and to certain non-U.S. persons in transactions outside of the United States in reliance on Regulation S under the Securities Act and will not be registered under the Securities Act or the securities laws of any state or jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to purchase the Senior Secured Notes or any other debt securities, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Debt Financing Update, dated October 23, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Conyers Park II Acquisition Corp.
Date: October 23, 2020	By:	/s/ Brian K. Ratzan
Name: Brian K. Ratzan Title: Chief Financial Officer